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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

             Date of Report (Date earliest event reported)

                             COMPARE GENERIKS, INC.
             (exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                               11-3289396
              (Commission File Number)(IRS Employer Identification
                                       Number)

                   300 Oser Avenue, Hauppague, NY         11788
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code:(800)342-6555

              (Former name or former address, if changed since last
                                     report)

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Item 1.           Changes in Control or Registrant.

     On December 9, 1996, David Waldman, a Director of Compare Generiks, Inc. (the "Company"), sold all of his holdings in Walpac, Inc., the controlling shareholder of the Company to Delsin Investments, Ltd. Walpac, Inc. owns 5,000,000 shares of Series A Preferred and 800,000 shares of Common Stock of the Company. As a result of this sale, Delsin Investments, Ltd., through its ownership of Walpac, Inc. now controls 63.1% of the voting stock of the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

                                            COMPARE GENERIKS, INC.

                                            By: /s/ Thomas A. Keith
                                                -------------------------------
                                                Thomas A. Keith
                                                President

Dated: February 20, 1997